SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 9, 1995
                                                        -----------------



                           LANDSING PACIFIC FUND, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     1-9942
                             ----------------------
                             Commission File Number


            MARYLAND                                   94 - 3066597
--------------------------------------------------------------------------
       (State or other                               (I.R.S. Employer
jurisdiction of incorporation                     Identification number)


             155 Bovet Road, Suite 101, San Mateo, California 94402
             ------------------------------------------------------
                    (Address of principal executive offices)



                                 (415) 513-5252
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS:

              On October 9, 1995, the registrant announced the sale of the 466 Forbes Building in South San Francisco, California for $3,230,000. The event is described in the press release attached hereto as
              Exhibit 99.1 and incorporated by reference herein.

              On October 20, 1995, the registrant announced that it has signed a definitive agreement to sell all of its remaining real estate assets to Bedford Property Investors, Inc. The event is described in the press release attached hereto as Exhibit 99.2 and incorporated by reference herein.

              On October 23, 1995, the registrant's stockholders voted at the Annual Meeting to approve a Plan of Liquidation and Dissolution. In addition, stockholders voted to amend the registrant's Charter to eliminate provisions for classification of the Board of Directors and voted to elect Martin I. Zankel and Herbert A. West as directors.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (c)    Exhibits

                     The following exhibits are filed as part of this report:

                           99.1 Landsing Pacific Fund, Inc. Press Release dated October 9, 1995.

                           99.2 Landsing Pacific Fund, Inc. Press Release dated October 20, 1995.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 26, 1995
                                        Landsing Pacific Fund, Inc.
                                        ---------------------------
                                        (Registrant)

                                        Signed by:   /s/ Dean Banks
                                                   ---------------------------

                                        Name:            Dean Banks
                                                   ---------------------------

                                        Title:           Treasurer & Secretary
                                                   ---------------------------